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                                                                 EXHIBIT 10 (ii)


ATTACHED IS A REVISED SUMMARY DESCRIPTION OF THE EXECUTIVE GROUP PERSONAL EXCESS LIABILITY INSURANCE PROGRAM FOR YOUR EXECUTIVE BENEFITS BINDER.





THE ONLY CHANGE IS IN THE LAST PARAGRAPH ON PAGE 2 OF THE CURRENT SUMMARY TO CLARIFY THE "GROSS-UP" PROVISION OF THE PROGRAM. THIS "GROSS-UP" PROVISION WAS ALWAYS PROVIDED UNDER THE PROGRAM, BUT WAS INADVERTENTLY OMITTED FROM THE DESCRIPTION OF THE PROGRAM THAT WAS ISSUED IN JUNE 2000.





PLEASE INSERT THIS REVISED SUMMARY IN THE "PERSONAL EXCESS LIABILITY" TAB OF YOUR EXECUTIVE BENEFITS BINDER AND DISCARD THE CURRENT SUMMARY ALONG WITH THIS TRANSMITTAL NOTE.









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EXECUTIVE GROUP PERSONAL EXCESS LIABILITY INSURANCE

QUICK LOOK

- This program represents our continuing interest in your financial well-being and in allowing your focus to remain on the job without the potential distraction of a large damage claim.

- Executive Group Personal Excess Liability Insurance provides up to $5,000,000 in protection from this potential exposure.

- To qualify for this coverage, you must meet the general eligibility requirements for Executive Benefits (as defined on page i).



IN DEPTH

- The policy will provide you with $5,000,000 of Personal Excess Liability coverage.

- The policy will go into effect after all your primary Personal Liability Insurance is exhausted and after a $250 deductible.

-    Your legal defense costs are paid from the first dollar.

- Coverage is provided over the liability limits of your homeowner's, automobile, watercraft and recreational vehicle policies.



LEGAL EASE

- This program is effective only when you maintain the following minimum limits of liability on your personal liability insurance:

     --------------------------------------------------- -------------------------------------------------
                          CATEGORY                                  LIABILITY - MINIMUM LIMITS
     --------------------------------------------------- -------------------------------------------------
     PERSONAL LIABILITY (homeowner's) for personal       $100,000 per occurrence
     injury and property damage
     --------------------------------------------------- -------------------------------------------------
     RECREATIONAL VEHICLES (unregistered-- not           $100,000 bodily injury and property damage each
     licensed for road use, such as mopeds,              occurrence
     all-terrain vehicles, dune buggies, etc.)
     --------------------------------------------------- -------------------------------------------------
     EACH CAR, TRUCK, VAN OR MOTORCYCLE (registered      $250,000/$500,000 bodily injury and $100,000
     vehicles)                                           property damage; or $300,000 single limit each
                                                         occurrence (includes motorcycles and motorhomes)
     --------------------------------------------------- -------------------------------------------------
     WATERCRAFT                                          $100,000 per occurrence
     --------------------------------------------------- -------------------------------------------------
     UNINSURED MOTORISTS PROTECTION                      $250,000/$500,000 bodily injury or $300,000
                                                         single limit occurrence
     --------------------------------------------------- -------------------------------------------------




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     NOTE: The examples above are MINIMUM requirements. You should not make any changes to or cancel any existing policies without first consulting your professional insurance agent or broker.



- Costs for coverage under this program each year will be imputed income to you in the amount of the Company-paid premium on your behalf. As such, it will be taxable as ordinary income to you and will be reported on your W-2 for that year. However, the Company will provide a "gross up" so it is a no-cost benefit to you.


REVISED - JUNE 2001